UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 28, 2021

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin, 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum Perp Pref Stock, Srs C	ASB PrC	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum Perp Pref Stock Srs D	ASB PrD	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum Perp Pref Stock Srs F	ASB PrF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Current Report on Form 8-K filed by Associated Banc-Corp (“Associated”) on March 10, 2021 (the “March 10 Form 8-K”), on April 28, 2021, Mr. Andrew J. Harmening assumed his position as President and Chief Executive Officer of Associated and joined Associated’s Board of Directors.  Mr. Harmening also serves as President and Chief Executive Officer of Associated Bank, N.A. and President of Associated Trust, N.A. Mr. Harmening also chairs the Corporate Development Committee of the Board. Prior to joining Associated, Mr. Harmening, age 52, was the Senior Executive Vice President and Consumer and Business Banking Director at Huntington Bancshares from May 2017 to April 2021.  Prior thereto, Mr. Harmening was with Bank of the West serving as vice chairman of the consumer banking division from July 2015 to May 2017, and as the senior executive vice president in the retail division from August 2007 to July 2015.   He earned a bachelor’s degree from DePauw University and MBA from the University of Cincinnati.

Mr. Harmening does not have any family relationships with any of Associated’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.  The description in the March 10 Form 8-K of the letter agreement dated March 4, 2021 by and between Associated and Mr. Harmening setting forth the terms of Mr. Harmening’s employment with Associated and appointment to Associated’s Board of Directors is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1

Offer Letter, dated March 4, 2021, by and between Associated Banc-Corp, Inc. and Harmening, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Associated on March 10, 2021.

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: April 28, 2021	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary